UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2005

Hansen Natural Corporation

(Exact name of registrant as specified in its charter)

Delaware

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(State or other jurisdiction of incorporation)

0-18761 39-1679918

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(Commission File Number) (IRS Employer Identification No.)

1010 Railroad Street

Corona, California 92882

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(Address of principal executive offices and zip code)

(951) 739 - 6200

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(Registrant’s telephone number, including area code)

N/A

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(Former name or former address, if changed since last report)

Item 8.01 Other Events

On November 1, 2005, Hansen Natural Corporation (“Hansen”) issued a press release advising that it would report its third quarter results on November 9, 2005 and would conduct a conference call at 11:30 Pacific Time on that date. The call will be open to interested investors through a live audio web broadcast via the internet at www.hansens.com and www.fulldisclosure.com. For those who are not able to listen to the live broadcast, the call will be archived for approximately one year on both websites.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

The following exhibit is furnished herewith:

Exhibit 99.1 Press Release dated November 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hansen Natural Corporation

Date: November 9, 2005	/s/Hilton H. Schlosberg

Hilton H. Schlosberg

Vice Chairman of the Board of Directors,

President and Chief Financial Officer